FOR IMMEDIATE RELEASE

Diversified Restaurant Holdings Reports Third Quarter 2017 Results
SOUTHFIELD, MI, November 2, 2017 -- Diversified Restaurant Holdings, Inc. (NASDAQ: SAUC) ("DRH" or the "Company"), the largest franchisee for Buffalo Wild Wings® ("BWW") with 65 stores across five states, today announced results for its third quarter ended September 24, 2017.
Third Quarter and Year-to-date Key Information (from continuing operations)

•	Revenue for the quarter totaled $39.3 million, down 5.7%

•	Same-store sales declined 4.4% and are down 2.7% for the year

•	Net loss was $0.5 million in the quarter; near breakeven for the year-to-date period

•	Restaurant-level EBITDA(1) was $6.2 million, or 15.9% of sales, and stands at $21.1 million for the year, or 17.1% of sales

•	Adjusted EBITDA(1) was $4.3 million for the quarter and $14.9 million for the year

•	Cash generated from operations totaled $3.3 million for the quarter and $9.8 million for the year
(1)See attached table for a reconciliation of GAAP net loss to Restaurant-level EBITDA and Adjusted EBITDA
Total sales during the quarter were reduced by approximately $0.6 million related to Hurricane Irma, and an additional $0.3 million as a result of deferrals recorded related to the Blazin’ Rewards loyalty program.
“While facing multiple headwinds during the quarter, we focused our efforts on operational excellence to increase efficiency and run a leaner organization,” commented David G. Burke, President and CEO. “While cost of sales increased over 200 basis points as a direct result of record high chicken wing prices, we controlled our labor and other operating expenses despite lower sales.”
Mr. Burke added, “We also had some solid wins in the quarter and are making great progress with our productivity initiatives. We continued our ‘BOGO’ traditional wing promotional test in our captive markets, which replaced the half-off promotion with a “buy one, get one” offer limited to smaller order sizes. The test continues to demonstrate improved sales and average check with lower wing costs as a percent of sales. We intend to invest more in revenue-driving initiatives in the fourth quarter in addition to our delivery and loyalty programs. We also expect to benefit from a new corporate promotional campaign that is slated to kick off in the second half of the fourth quarter.”

Third Quarter Results (from continuing operations)
(Unaudited, $ in thousands)	Q3 2017	Q3 2016	Change	% Change
Revenue	$39,262.9	$41,625.3	$(2,362.4)	(5.7)%
Operating income	$320.5	$1,946.6	$(1,626.1)	(83.4)%
Operating margin	0.8%	4.7%
Net income (loss)	$(543.2)	$596.7	$(1,139.9)	(191.0)%
Diluted net income (loss) per share	$(0.02)	$0.02	$(0.04)	(200.0)%

Same-store sales(1)	(4.4)%	(1.8)%

Restaurant-level EBITDA(2)	$6,246.5	$8,112.4	$(1,865.9)	(23.0)%
Restaurant-level EBITDA margin	15.9%	19.5%
Adjusted EBITDA(2)	$4,322.0	$5,746.0	$(1,424.0)	(24.8)%
Adjusted EBITDA margin	11.0%	13.8%

Year-to-date Results (from continuing operations)
(Unaudited, $ in thousands)	YTD 2017	YTD 2016	Change	% Change
Revenue	$123,535.5	$125,719.7	$(2,184.2)	(1.7)%
Operating income	$3,408.4	$6,449.7	$(3,041.3)	(47.1)%
Operating margin	2.8%	5.1%
Net income (loss)	$(39.0)	$2,123.5	$(2,162.5)	(101.8)%
Diluted net income (loss) per share	$—	$0.08	$(0.08)	(100.0)%

Same-store sales(1)	(2.7)%	(2.6)%

Restaurant-level EBITDA(2)	$21,121.0	$25,547.7	$(4,426.7)	(17.3)%
Restaurant-level EBITDA margin	17.1%	20.3%
Adjusted EBITDA(2)	$14,934.6	$18,885.3	$(3,950.7)	(20.9)%
Adjusted EBITDA margin	12.1%	15.0%

(1) Same store sales calculations exclude related closures in September from Hurricane Irma
(2)Please see attached table for a reconciliation of GAAP net loss to Restaurant-level EBITDA and Adjusted EBITDA

Balance Sheet Highlights - Continuing Operations
Cash and cash equivalents were $4.7 million at September 24, 2017, compared with $4.0 million at 2016 year-end. Capital expenditures were $4.5 million during the first nine months of 2017 and were primarily for one new restaurant, restaurant refreshes and remodels. Capital expenditures were $12.2 million in the first nine months of 2016. Total debt was $116.8 million at the end of the quarter, down $4.4 million for the year.
Updated Fiscal 2017 Guidance

•	Reducing revenue guidance to $166 million to $168 million

•	Targeting restaurant-level EBITDA of $28 million to $29 million

•	Expect adjusted EBITDA of approximately $20 million

•	Planned capital expenditures of approximately $5 million
Board of Directors Exploring Strategic Alternatives
DRH also announced that its Board of Directors, working together with management, is exploring strategic alternatives to enhance shareholder value. These alternatives could include, among other things, financial restructuring or a possible sale, merger or other strategic transaction. The Company is working with Duff & Phelps Securities, LLC as financial advisor to assist in this evaluation.
The Company stated that no decision has been made with regard to any alternatives and that there can be no assurance that the Board’s exploration of strategic alternatives will result in any transaction being entered into or consummated. DRH does not intend to discuss or disclose developments with respect to this process until the Board has approved a definitive course of action or otherwise concludes the review.
Webcast, Conference Call and Presentation
DRH will host a conference call and live webcast on Friday, November 3, 2017 at 10:00 A.M. Eastern Time, during which management will review the financial and operating results for the third quarter, and discuss its corporate strategies and outlook. A question-and-answer session will follow.
The teleconference can be accessed by calling (201) 389-0879. The webcast can be monitored at www.diversifiedrestaurantholdings.com. A presentation that will be referenced during the conference call is also available on the website.
A telephonic replay will be available from 1:00 P.M. ET on the day of the call through Friday, November 10, 2017. To listen to the archived call, dial (412) 317-6671 and enter replay pin number 13671718, or access the webcast replay at http://www.diversifiedrestaurantholdings.com, where a transcript will also be posted once available.
About Diversified Restaurant Holdings, Inc.
Diversified Restaurant Holdings, Inc. is the largest franchisee for Buffalo Wild Wings with
65 franchised restaurants in key markets in Florida, Illinois, Indiana, Michigan and Missouri. DRH’s strategy is to generate cash, reduce debt and leverage its strong franchise operating capabilities for future growth. The Company routinely posts news and other important information on its website at http://www.diversifiedrestaurantholdings.com.

Safe Harbor Statement
The information made available in this news release and the Company’s November 3, 2017 earnings conference call contain forward-looking statements which reflect DRH's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties, actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Investor and Media Contact:
Deborah K. Pawlowski
Kei Advisors LLC
716.843.3908
dpawlowski@keiadvisors.com

FINANCIAL TABLES FOLLOW

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended		Nine Months Ended
	September 24, 2017	September 25, 2016	September 24, 2017	September 25, 2016
Revenue	$39,262,940	$41,625,312	$123,535,506	$125,719,745

Operating expenses
Restaurant operating costs (exclusive of depreciation and amortization shown separately below):
Food, beverage, and packaging costs	11,569,925	11,402,389	36,529,901	34,881,667
Compensation costs	9,991,381	10,288,623	31,125,287	31,112,586
Occupancy costs	2,969,250	2,899,508	8,701,927	8,440,075
Other operating costs	8,770,406	8,922,440	26,188,432	25,808,943
General and administrative expenses	2,301,061	2,375,476	6,724,436	6,896,819
Pre-opening costs	79,605	84,650	405,448	654,034
Depreciation and amortization	3,244,255	3,626,377	10,149,050	11,212,555
Loss on asset disposal	16,578	79,220	302,652	263,371
Total operating expenses	38,942,461	39,678,683	120,127,133	119,270,050

Operating profit	320,479	1,946,629	3,408,373	6,449,695

Interest expense	(1,822,876)	(1,439,273)	(5,041,136)	(4,324,765)
Other income, net	26,000	11,849	78,307	87,856

Income (loss) from continuing operations before income taxes	(1,476,397)	519,205	(1,554,456)	2,212,786
Income tax benefit (expense) of continuing operations	933,157	77,504	1,515,453	(89,304)
Income (loss) from continuing operations	(543,240)	596,709	$(39,003)	$2,123,482

Discontinued operations
Loss from discontinued operations before income taxes	(22,960)	(2,748,012)	$(155,552)	$(4,593,907)
Income tax benefit of discontinued operations	7,806	762,178	58,191	1,329,278
Loss from discontinued operations	(15,154)	(1,985,834)	(97,361)	(3,264,629)

Net Loss	$(558,394)	$(1,389,125)	$(136,364)	$(1,141,147)

Basic earnings (loss) per share from:
Continuing operations	$(0.02)	$0.02	$—	$0.08
Discontinued operations	$—	$(0.07)	$—	$(0.12)
Basic net earnings (loss) per share	$(0.02)	$(0.05)	$—	$(0.04)

Diluted earnings (loss) per share from:
Continuing operations	$(0.02)	$0.02	$—	$0.08
Discontinued operations	$—	$(0.07)	$—	$(0.12)
Diluted net earnings (loss) per share	$(0.02)	$(0.05)	$—	$(0.04)

Weighted average number of common shares outstanding
Basic	26,764,776	26,625,615	26,672,057	26,434,238
Diluted	26,764,776	26,625,615	26,672,057	26,434,238

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

ASSETS	September 24, 2017 (UNAUDITED)	December 25, 2016
Current assets
Cash and cash equivalents	$4,665,491	$4,021,126
Accounts receivable	103,843	276,238
Inventory	1,503,617	1,700,604
Prepaid and other assets	1,171,343	1,305,936
Total current assets	7,444,294	7,303,904

Deferred income taxes	18,020,997	16,250,928
Property and equipment, net	50,684,927	56,630,031
Intangible assets, net	2,493,602	2,666,364
Goodwill	50,097,081	50,097,081
Other long-term assets	187,084	233,539
Total assets	$128,927,985	$133,181,847

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$5,135,349	$3,995,846
Accrued compensation	1,640,664	2,803,549
Other accrued liabilities	2,544,416	2,642,269
Current portion of long-term debt	11,375,468	11,307,819
Current portion of deferred rent	471,365	194,206
Total current liabilities	21,167,262	20,943,689

Deferred rent, less current portion	2,103,398	2,020,199
Unfavorable operating leases	531,018	591,247
Other long-term liabilities	3,316,271	3,859,231
Long-term debt, less current portion	105,381,002	109,878,201
Total liabilities	132,498,951	137,292,567

Commitments and contingencies (Notes 3, 10 and 11)

Stockholders' deficit
Common stock - $0.0001 par value; 100,000,000 shares authorized; 26,848,507 and 26,632,222, respectively, issued and outstanding	2,623	2,610
Additional paid-in capital	21,624,434	21,355,270
Accumulated other comprehensive loss	(795,281)	(934,222)
Accumulated deficit	(24,402,742)	(24,534,378)
Total stockholders' deficit	(3,570,966)	(4,110,720)

Total liabilities and stockholders' deficit	$128,927,985	$133,181,847

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Nine Months Ended
	September 24, 2017	September 25, 2016
Cash flows from operating activities
Net loss	$(136,364)	$(1,141,147)
Net loss from discontinued operations	(97,361)	(3,264,629)
Net income (loss) from continuing operations	(39,003)	2,123,482
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	10,149,050	11,212,555
Amortization of debt discount and loan fees	156,951	178,287
Amortization of gain on sale-leaseback	(99,657)	(95,878)
Loss on asset disposals	302,652	263,371
Share-based compensation	284,100	351,377
Deferred income taxes	(1,573,644)	(100,119)
Changes in operating assets and liabilities that provided (used) cash
Accounts receivable	172,395	(56,139)
Inventory	196,987	135,837
Prepaid and other assets	134,593	(704,206)
Intangible assets	(28,729)	31,763
Other long-term assets	46,455	746,772
Accounts payable	1,228,025	(1,049,207)
Accrued liabilities	(1,270,506)	(1,049,327)
Deferred rent	137,342	81,177
Net cash provided by operating activities of continuing operations	9,797,011	12,069,745
Net cash used in operating activities of discontinued operations	(97,361)	(3,859,500)
Net cash provided by operating activities	9,699,650	8,210,245

Cash flows from investing activities
Purchases of property and equipment	(4,453,861)	(12,161,596)
Net cash used in investing activities of continuing operations	(4,453,861)	(12,161,596)
Net cash used in investing activities of discontinued operations	—	(640,655)
Net cash used in investing activities	(4,453,861)	(12,802,251)

Cash flows from financing activities
Proceeds from issuance of long-term debt	4,650,965	8,609,154
Repayments of long-term debt	(9,237,466)	(13,634,717)
Proceeds from employee stock purchase plan	45,005	31,223
Tax withholdings for restricted stock units	(59,928)	(9,326)
Net cash used in financing activities	(4,601,424)	(5,003,666)

Net increase (decrease) in cash and cash equivalents	644,365	(9,595,672)

Cash and cash equivalents, beginning of period	4,021,126	13,499,890

Cash and cash equivalents, end of period	$4,665,491	$3,904,218

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation between Net Loss and Adjusted EBITDA and Adjusted Restaurant-Level EBITDA

	Three Months Ended (Unaudited)		Nine Months Ended (Unaudited)
	September 24, 2017	September 25, 2016	September 24, 2017	September 25, 2016
Net Loss	$(558,394)	$(1,389,125)	$(136,364)	$(1,141,147)
+ Loss from discontinued operations	15,154	1,985,834	97,361	3,264,629
+ Income tax expense (benefit)	(933,157)	(77,504)	(1,515,453)	89,304
+ Interest expense	1,822,876	1,439,273	5,041,136	4,324,765
+ Other income, net	(26,000)	(11,849)	(78,307)	(87,856)
+ Loss on asset disposal	16,578	79,220	302,652	263,371
+ Depreciation and amortization	3,244,255	3,626,377	10,149,050	11,212,555
EBITDA	$3,581,312	$5,652,226	$13,860,075	$17,925,621
+ Pre-opening costs	79,605	84,650	405,448	654,034
+ Non-recurring expenses (Restaurant-level)	284,549	—	131,000	71,184
+ Non-recurring expenses (Corporate-level)	376,530	9,087	538,083	234,477
Adjusted EBITDA	$4,321,996	$5,745,963	$14,934,606	$18,885,316
Adjusted EBITDA margin (%)	11.0%	13.8%	12.1%	15.0%
+ General and administrative	2,301,061	2,375,476	6,724,436	6,896,819
+ Non-recurring expenses (Corporate-level)	(376,530)	(9,087)	(538,083)	(234,477)
Restaurant–Level EBITDA	$6,246,527	$8,112,352	$21,120,959	$25,547,658
Restaurant–Level EBITDA margin (%)	15.9%	19.5%	17.1%	20.3%

Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide additional metrics by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.
Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.

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